     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 4, 1995


                                                       REGISTRATION NO. 33-58185
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------


                                AMENDMENT NO. 2


                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                      ------------------------------------
                              COLLAGEN CORPORATION
             (exact name of registrant as specified in its charter)

              DELAWARE                                2500 FABER PLACE                               94-2300486
   (State or other jurisdiction of               PALO ALTO, CALIFORNIA 94303            (I.R.S. Employer Identification No.)
             incorporation                             (415) 856-0200
          or organization)           (Address, including zip code, and telephone number,
                                       including area code, of registrant's principal
                                                     executive offices)

                      ------------------------------------
                               HOWARD D. PALEFSKY
         CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER
                              COLLAGEN CORPORATION
                                2500 FABER PLACE
                          PALO ALTO, CALIFORNIA 94303
                                 (415) 856-0200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                      ------------------------------------
                           TARGET THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                            47201 LAKEVIEW BOULEVARD                           95-3962471
   (State or other jurisdiction of                FREMONT, CALIFORNIA 94538             (I.R.S. Employer Identification No.)
             incorporation                             (510) 440-7700
          or organization)           (Address, including zip code, and telephone number,
                                       including area code, of registrant's principal
                                                     executive offices)

                      ------------------------------------
                                  GARY R. BANG
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           TARGET THERAPEUTICS, INC.
                            47201 LAKEVIEW BOULEVARD
                           FREMONT, CALIFORNIA 94538
                                 (510) 440-7700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

                       Michael W. Hall                                              Alan C. Mendelson
                        James L. Brock                                              Paul B. Cleveland
                       David A. Garcia                                            COOLEY GODWARD CASTRO
                         David C. Lee                                               HUDDLESON & TATUM
                   VENTURE LAW GROUP, P.C.                                        Five Palo Alto Square
                     2800 Sand Hill Road                                           Palo Alto, CA 94306
                     Menlo Park, CA 94025                                             (415) 843-5000
                        (415) 854-4488

                      ------------------------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/ The securities to be offered on a delayed or continuous basis pursuant to Rule 415 include only the shares of Common Stock, $0.0025 par value per share, of Target Therapeutics, Inc.
                      ------------------------------------
                        CALCULATION OF REGISTRATION FEE

- --------------------------------------------------------------------------------
                                                                 PROPOSED MAXIMUM         PROPOSED MAXIMUM
          TITLE OF EACH CLASS                AMOUNT TO BE         OFFERING PRICE              AGGREGATE             AMOUNT OF
     OF SECURITIES TO BE REGISTERED           REGISTERED             PER UNIT              OFFERING PRICE       REGISTRATION FEE
- ----------------------------------------------------------------------------------------------------------------------------------
  % Exchangeable Subordinated Notes of
  Collagen Corporation Due 2002.........    $45,000,000(1)             100%                  $45,000,000               (2)
- ----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.0025 par value per
  share, of Target Therapeutics,
  Inc.(3)...............................          --                    --                       --                   --(4)
- ----------------------------------------------------------------------------------------------------------------------------------

(1) Includes $5,000,000 principal amount of Notes that the Underwriters have the option to purchase from Collagen Corporation to cover over-allotments, if any, and shares of Common Stock of Target Therapeutics, Inc. (the "Target Common Stock") deliverable in exchange for such Notes.
(2) Previously paid.
(3) Such indeterminable number of shares of Target Common Stock as may be required to be delivered by Collagen Corporation upon exchange of the Notes being registered hereunder.
(4) Pursuant to Rule 457(i) and Rule 416, no additional registration fee is required with respect to the indeterminable number of shares of Target Common Stock deliverable upon exchange of the Notes.
                      ------------------------------------

THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES
AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE
A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS


     (a)  Exhibits


  EXHIBIT
  NUMBER                                     DESCRIPTION
  ------   --------------------------------------------------------------------------------
    1.1+   Form of Underwriting Agreement.
    4.1    Form of Indenture by and between Collagen and The First National Bank of Boston, as Trustee (including Form of Note as Exhibit A).
    4.2    Form of Exchange Agreement by and between Collagen and The First National Bank of Boston, as Exchange Agent.
    5.1    Opinion of Venture Law Group.
   12.1+   Computation of Ratio of Earnings to Fixed Charges of Collagen.
   23.1    Consent of Ernst & Young LLP (see Page II-7).
   23.2+   Consent of Venture Law Group.
   23.3+   Consent of Morrison & Foerster.
   24.1+   Powers of Attorney of certain directors and officers of Collagen.
   24.2+   Powers of Attorney of certain directors and officers of Target.
   25.1+   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture
           Act of 1939 of the Trustee.


- ---------------


+ Previously filed.


ITEM 17.  UNDERTAKINGS

     Target hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement and to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement, (2) that, for the purposes of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the Registrants' Annual Reports pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions described in Item 15 above, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned Registrants hereby undertake (1) that for purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of a registrant statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective and (2) that for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Collagen Corporation certifies that it has duly caused this Amendment No. 2 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on the 3rd day of April, 1995.


                                          COLLAGEN CORPORATION

                                          By     /s/  HOWARD D. PALEFSKY

                                            ------------------------------------
                                            (Howard D. Palefsky, Chairman of the
                                                            Board
                                              of Directors and Chief Executive
                                                          Officer)


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on the 3rd day of April, 1995.



              SIGNATURE                                TITLE                       DATE
- -------------------------------------    ---------------------------------    ---------------
       /s/  HOWARD D. PALEFSKY           Chairman of the Board and Chief       April 3, 1995
- -------------------------------------    Executive Officer (Principal
        (Howard D. Palefsky)             Executive Officer)

      /s/  GARY S. PETERSMEYER*          President, Chief Operating            April 3, 1995
- -------------------------------------    Officer and Director
        (Gary S. Petersmeyer)
          /s/  DAVID FOSTER              Vice President, Finance and MIS,      April 3, 1995
- -------------------------------------    and Chief Financial Officer
           (David Foster)                (Principal Financial and
                                         Accounting Officer)

         /s/  REID W. DENNIS*            Chairman Emeritus of the Board        April 3, 1995
- -------------------------------------
          (Reid W. Dennis)

         /s/  ANNE L. BAKAR*             Director                              April 3, 1995
- -------------------------------------
           (Anne L. Bakar)

        /s/  JOHN R. DANIELS*            Director                              April 3, 1995
- -------------------------------------
          (John R. Daniels)

        /s/  WILLIAM G. DAVIS*           Director                              April 3, 1995
- -------------------------------------
         (William G. Davis)

              SIGNATURE                                TITLE                       DATE
- -------------------------------------    ---------------------------------    ---------------
        /s/  CRAIG W. JOHNSON*           Director                              April 3, 1995
- -------------------------------------
         (Craig W. Johnson)

      /s/  TERRY R. KNAPP, M.D.*         Director                              April 3, 1995
- -------------------------------------
       (Terry R. Knapp, M.D.)

         /s/  MICHAEL F. MEE*            Director                              April 3, 1995
- -------------------------------------
          (Michael F. Mee)

      /s/  RODNEY PERKINS, M.D.*         Director                              April 3, 1995
- -------------------------------------
       (Rodney Perkins, M.D.)

   /s/CORNELIUS W. PETTINGA, PH.D.*      Director                              April 3, 1995
- -------------------------------------
   (Cornelius W. Pettinga, Ph.D.)

       /s/  ROGER H. SALQUIST*           Director                              April 3, 1995
- -------------------------------------
         (Roger H. Salquist)

    *By:  /s/  HOWARD D. PALEFSKY
        (Howard D. Palefsky,
          Attorney-in-Fact)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Target Therapeutics, Inc. has duly caused this Amendment No. 2 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on the 3rd day of April, 1995.


                                          TARGET THERAPEUTICS, INC.

                                          By        /s/  GARY R. BANG

                                            ------------------------------------
                                                       (Gary R. Bang,
                                               President and Chief Executive
                                                         Officer)


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on the 3rd day of April, 1995.



              SIGNATURE                                TITLE                       DATE
- -------------------------------------    ---------------------------------    ---------------
          /s/  GARY R. BANG              President and Chief Executive         April 3, 1995
- -------------------------------------    Officer (Principal Executive
           (Gary R. Bang)                Officer)

      /s/  A. LARRY TANNENBAUM           Vice President, Finance and           April 3, 1995
- -------------------------------------    Administration (Principal
        (A. Larry Tannenbaum)            Financial and Accounting
                                         Officer), Chief Financial Officer
                                         and Assistant Secretary
      /s/  CHARLES M. STROTHER*          Director                              April 3, 1995
- -------------------------------------
        (Charles M. Strother)

        /s/  WILLIAM G. DAVIS*           Director                              April 3, 1995
- -------------------------------------
         (William G. Davis)

        /s/  KATHLEEN MURRAY*            Director                              April 3, 1995
- -------------------------------------
          (Kathleen Murray)

       /s/  HOWARD D. PALEFSKY*          Director                              April 3, 1995
- -------------------------------------
        (Howard D. Palefsky)

       /s/  RICHARD D. RANDALL*          Director                              April 3, 1995
- -------------------------------------
        (Richard D. Randall)

              SIGNATURE                                TITLE                       DATE
- -------------------------------------    ---------------------------------    ---------------
       /s/  JOHN C. VILLFORTH*           Director                              April 3, 1995
- -------------------------------------
         (John C. Villforth)

     *By      /s/  GARY R. BANG
  (Gary R. Bang, Attorney-in-Fact)

                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Experts," "Selected Consolidated Financial Data of Collagen" and "Selected Consolidated Financial Data of Target" and to the use of our report dated August 3, 1994, with respect to the consolidated financial statements of Collagen Corporation, and our report dated April 27, 1994, with respect to the consolidated financial statements of Target Therapeutics, Inc., included in Amendment No. 2 to the joint Registration Statement (Form S-3) of Collagen Corporation and Target Therapeutics, Inc.

     We also consent to the incorporation by reference therein of our report with respect to the financial statement schedules of Collagen Corporation for the years ended June 30, 1994, 1993 and 1992 included in the Annual Report (Form 10-K) for 1994 of Collagen Corporation and of our report with respect to the financial statement schedules of Target Therapeutics, Inc. for the years ended March 31, 1994, 1993 and 1992 included in the Annual Report (Form 10-K) for 1994 of Target Therapeutics, Inc., both filed with the Securities and Exchange Commission.

                                          ERNST & YOUNG LLP

Palo Alto, California

April 3, 1995

               COLLAGEN CORPORATION AND TARGET THERAPEUTICS, INC.

                                 EXHIBIT INDEX


EXHIBIT                                                                                PAGE
NUMBER                                  DESCRIPTION                                   NUMBER
- ------   -------------------------------------------------------------------------    ------
  1.1+   Form of Underwriting Agreement...........................................
  4.1    Form of Indenture by and between Collagen and The First National Bank of
         Boston, as Trustee (including Form of Note as Exhibit A).................
  4.2    Form of Exchange Agreement by and between Collagen and The First National
         Bank of Boston, as Exchange Agent........................................
  5.1    Opinion of Venture Law Group.............................................
 12.1+   Computation of Ratio of Earnings to Fixed Charges of Collagen............
 23.1    Consent of Ernst & Young LLP (see Page II-7).............................
 23.2+   Consent of Venture Law Group.............................................
 23.3+   Consent of Morrison & Foerster...........................................
 24.1+   Powers of Attorney of certain directors and officers of Collagen.........
 24.2+   Powers of Attorney of certain directors and officers of Target...........
 25.1+   Form T-1 Statement of Eligibility and Qualification under the Trust
         Indenture Act of 1939 of the Trustee.....................................


- ---------------


+ Previously filed.